EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
I, Victor Limongelli, certify, based upon a review of the Quarterly Report on Form 10-Q for OneSpan Inc. for the third quarter ended September 30, 2025, that to the best of my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Victor Limongelli
Victor Limongelli
President and Chief Executive Officer

October 30, 2025